                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
     8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer
                         does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: November 2004

CURRENT BILLING MONTH  11/1/2004 - 12/2/2004                    COLLECTION CURVE 100%
--------------------------------------------                ------------------------------
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                    $97,200,587
Residential SECURITIZATION CHARGE (SC) Billed               $ 1,230,760             1.266%

Commercial Total Billed                                     $79,097,215
Commercial SECURITIZATION CHARGE (SC) Billed                $ 1,382,207             1.747%

Industrial Total Billed                                     $46,775,493
Industrial SECURITIZATION CHARGE (SC) Billed                $ 1,390,842             2.973%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

 Non-Residential Customer Net Write-offs                          0.150%
 Residential Customer Net Write-offs                              0.450%
 Total Net Write-offs                                             0.280%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                              $ 1,454,638
Commercial Class SC Collected                               $ 1,438,063
Industrial Class SC Collected                               $ 1,579,338

Total SC Collected                                          $ 4,472,039

 Aggregate SC Remittances for October 2004 BILLING MONTH    $ 4,287,658
 Aggregate SC Remittances for November 2004 BILLING MONTH   $ 4,472,039
 Aggregate SC Remittances for December 2004 BILLING MONTH             0
 TOTAL CURRENT SC REMITTANCES                               $ 8,759,697

  CURRENT BILLING MONTH 11/1/2004 - 12/2/2004                 COLLECTION CURVE 100%
  -------------------------------------------                 ---------------------
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                  $1,388,948
A-3 Residential T.O.D. SC Collected                           $    4,208
A-4 Alternate Residence SC Collected                          $   31,300
A-5 Residential Farm/Life Support SC Collected                $   30,182

TOTAL RESIDENTIAL SC COLLECTED                                $1,454,638

COMMERCIAL

B-1 General Primary (041) SC Collected                        $   28,029
B-General Secondary (010) SC Collected                        $  268,509
C- General Secondary (011) SC Collected                       $  486,160
D-General Primary (018) SC Collected                          $  308,778
F-Primary High Load Factor (032) SC Collected                 $   51,717
GH-General Service Heating (013) SC Collected                 $    3,166
H- Water Heating Service (014) SC Collected                   $      638
L-1 General Energy-Only Street Lighting SC Collected          $    2,640
L-2 General Service (Cust Owned) St Light SC Collected        $    2,717
L-3 General Service (Co Owned) St Light SC Collected          $   14,086
L-4 General Service Outdoor Lighting Commercial SC Collected  $    1,980
PS-1 General Secondary Public Pumping SC Collected            $    6,649
PS-2 General Primary Public Pumping SC Collected              $    8,500
PS-3 General Optional Primary Public Pumping SC Collected     $   45,601
R-1 General Secondary Resale SC Collected                     $       26
R-2 General Secondary Resale SC Collected                     $      907
R-3 General Primary Resale SC Collected                       $   28,924
ROA-P Retail Open Access Primary (110) SC Collected           $  121,384
ROA-S Retail Open Access Secondary Com SC Collected           $   44,519
SPEC Grand Rapids Special Contract SC Collected               $    2,656
UR-General Unmetered SC Collected                             $   10,477

TOTAL COMMERCIAL SC COLLECTED                                 $1,438,063

INDUSTRIAL

B-1 General Primary (042) SC Collected                        $   36,979
B-General Secondary (020) SC Collected                        $   38,009
C- General Secondary (021) SC Collected                       $   75,119
CG-Cogeneration/Small Power Production Purchase SC Collected  $    4,052
D-General Primary (028) SC Collected                          $  464,219
F-Primary High Load Factor (033) SC Collected                 $   85,895
GH-General Service Heating (023) SC Collected                 $       41
GMD General Motors SC Collected                               $   57,896
GMF General Motors SC Collected                               $  116,802
GMF-1 General Motors SC Collected                             $   15,187
GMJ-1 General Motors SC Collected                             $    7,177
H- Water Heating Service (024) SC Collected                   $        0

  CURRENT BILLING MONTH 11/1/2004 - 12/2/2004                    COLLECTION CURVE 100%
  -------------------------------------------                    ---------------------
I-General Primary Interruptible (034) SC Collected               $        0
J-1 General Alternative Electric Metal Melting SC Collected      $   39,580
J-General Primary Electric Furnace (037) SC Collected            $   12,079
L-4 General Service Outdoor Lighting Industrial SC Collected     $      117
R-3 General Primary Resale (027) SC Collected                    $       40
ROA-P Retail Open Access Primary (111) SC Collected              $  450,549
ROA-S Retail Open Access Secondary Ind SC Collected              $    7,465
SC - Special Contract Industrial SC Collected                    $  168,132

TOTAL INDUSTRIAL SC COLLECTED                                    $1,579,338

TOTAL SC COLLECTED                                               $4,472,039

Executed as of this 13th day of December 2004.

                                       CONSUMERS ENERGY COMPANY
                                       AS SERVICER

                                        /s/ Glenn P. Barba
                                       ----------------------------------------
                                       Glenn P. Barba, Vice President and
                                       Controller


CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201

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